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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 16, 2006
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


        Nevada                       0-19118                 74-2584033
(State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                 File Number)         Identification No.)

                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788
   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On March 6, 2006, the Company furnished a Form 8-K to the Securities and Exchange Commission incorporating a press release that announced the Company's financial results for the quarter and fiscal year ended December 31, 2005. The Company reported net income in 2005, from continuing operations, of $6.3 million (or $0.16 per share) compared to a net loss in 2004 of $9.6 million (or $0.26 per share), from continuing operations, excluding the income tax benefit in 2004 of $6.1 million related to the disposition of the Company's former Canadian subsidiary, Grey Wolf Exploration Inc. and the $12.6 million gain on debt redemption booked as a result of the Company's refinancing completed in October of 2004. Net income in 2005, including discontinued operations, of $16.9 million (or $0.43 per share) compares to net income in 2004 of $12.4 million (or $0.34 per share), including discontinued operations.

     On March 16, 2006, the Company issued a press release revising the previously reported earnings as a result of the accounting treatment of its gain on the disposition of Grey Wolf in February 2005. The change in accounting treatment resulted in an increase of $2.2 million in income from discontinued operations. On March 17, 2006, the Company furnished a Form 8-K to the Securities and Exchange Commission incorporating the March 16, 2006 press release.

     On March 16, 2006, the Company also filed a Form 12b-25 with the Securities and Exchange Commission stating that it could not file its Form 10-K for the year ended December 31, 2005 without unreasonable effort or expense because the Company was still in the process of providing information necessary for its independent auditors to complete: (i) their audit of the Company's financial statements for the year ended December 31, 2005, and (ii) their audit of management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2005 in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the related rules of the Public Company Accounting Oversight Board.


Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

     On March 16, in connection with the Company's year-end audit procedures, after consultation with the Company's independent auditors, management and the Company's Audit Committee determined that there was an error in the calculation of the gain on the sale of the Company's former Canadian subsidiary, Grey Wolf. The error related to the other comprehensive income account of Grey Wolf related to foreign currency translation at the time of the disposition in February 2005. The correction of the error resulted in a non-cash increase of $2.2 million to the previously reported gain. The gain is a component of discontinued operations, accordingly the correction of the error increases income from discontinued operations and net income by $2.2 million.

     Accordingly, the unaudited consolidated financial statements contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 should not be relied upon. The Company intends to effect the restatement through filing amended Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

     The correction of this error is non-cash in nature and will not impact the Company's cash flow from operations or financial condition for the affected periods

     The following table summarizes the impact of the restatement as well as the adjustment for the retrospective adoption of SFAS 123R.




                                               March 31          June 30         September 30       December31
                                            ---------------   ---------------  ------------------------------------
   2005
   Net revenue                                 $    7,822        $    9,627      $    14,164       $   17,012
   Operating income- as previously
     reported............................      $    2,079        $    4,350      $       868       $    n/a
   Retrospective SFAS 123R adjustment....             578              (342)           7,037            n/a
                                               ---------------   ---------------  ------------------------------------
   Operating income  - adjusted for SFAS
     123R................................      $    2,657        $    4,008      $     7,905       $    7,534

   Net income (loss) - as previously
     reported............................      $    9,217        $      278      $    (3,254)      $    n/a
   Retrospective SFAS 123R adjustment....             578              (342)           7,037            n/a
                                               ---------------   ---------------  ------------------------------------
   Net income  - adjusted for SFAS 123R .           9,795               (64)           3,783            n/a
   Correct gain on sale of subsidiary....           2,190                 -                -              -
                                               ---------------   ---------------  ------------------------------------
   Net income (loss) - restated..........      $   11,985        $      (64)     $     3,783       $    3,413

   Net income (loss) per common share -
     basic - as previously reported......      $     0.25        $     0.01      $     (0.08)      $      n/a
   Net income (loss) per common share -
     basic - as restated.................      $     0.33        $     0.00      $      0.09       $     0.08

   Net income (loss) per common share -
     diluted - as previously reported....      $     0.25        $     0.01      $     (0.08)      $      n/a
   Net income (loss) per common share -
     diluted - as restated...............      $     0.33        $     0.00      $      0.09       $     0.08



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Abraxas Petroleum Corporation


                    By: /s/ Chris E. Williford
                       ----------------------------------------------
                       Chris E. Williford, Executive Vice President, Chief Financial Officer and Treasurer

                       Dated: March 22, 2006